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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Technitrol, Inc.:


We consent to the use of our report included herein and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG LLP


Philadelphia, PA

April 2, 2002